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                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT
                         DATED AS OF SEPTEMBER 30, 1994
                       BETWEEN NATIONAL MEDIA CORPORATION
              AND THE PERSONS EXECUTING OR CAUSING TO BE EXECUTED
                           THE SIGNATURE PAGE THEREOF


     WHEREAS, National Media Corporation (the "Company") and the signatories hereto (the "Purchasers"), among others, are parties to that certain Securities Purchase Agreement dated as of September 30, 1994 (the "Purchase Agreement"); and

     WHEREAS, the parties hereto desire to amend certain terms of the Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for good and valuable consideration, the sufficiency of which is acknowledged, the parties hereto hereby agree as follows:

          1. Section 6.01(b) of the Purchase Agreement is amended to read in its entirety as follows:

               "The term "Registrable Securities" means, on any date, the following securities held by a person who has executed this Agreement or an affiliate of such person, or any other person who is not a competitor of the Company and who acquired such securities from a person who executed this Agreement or from a transferee of such person: (i) the shares of Common Stock issued and issuable upon conversion of the shares of the Preferred Stock and exercise of the Warrants issued under this Agreement (provided, however, that no share of Common Stock issuable upon exercise of any Warrant, described in this paragraph 6.01(b), shall be considered a Registrable Security until that date which is one year after the date of such Warrant's issuance), and (ii) all shares of Common Stock or other securities of the Company issued in respect of the foregoing securities (and such other securities of the Company) by way of a stock split, stock dividend, recapitalization, merger or consolidation, but exclusive of any shares or other securities described in the foregoing clauses sold in a public offering registered under the Securities Act or sold pursuant to Rule 144 promulgated under the Securities Act. In addition, except as provided in Sections 6.02(c), 6.06 and 6.07, for purposes of calculating the percentage of Registrable Securities required to effect a registration under this Agreement, the term Registrable Securities shall include "Eligible Securities" as such


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          term is defined in that certain Registration Rights Agreement dated as of December 19, 1994 (the "Registration Agreement").".

     2. Section 6.02(a) of the Purchase Agreement is amended to read in its entirety as follows:

               "If the Company shall receive at any time a written request of Holders of not less than thirty seven and one-half percent (37.5%) of Registrable Securities, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders, and shall, subject to the limitations of Section 6.02(b), effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Securities Act of such Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 10.01. If within fifteen (15) days of the exercise of a demand registration right granted under this Section, the Company notifies the Holders of the Registrable Securities making such demand that the Company wishes to register securities of the same class for its own account on the registration statement being filed pursuant to the demand for offering to the public via a firm commitment underwriting, then the Company may include securities for its own account in such registration statement; provided, however, that if the managing underwriter determines and advises in writing that the inclusion of any or all such securities for the Company's account in the registration statement covered by the requests for registration made under this Section 6.02 would be detrimental to the offering of the Registrable Securities being sold in such registration, then the requisite number of securities for the Company's account shall be excluded from registration hereunder.".

     3. Section 6.02(b) of the Purchase Agreement is amended by deleting the last sentence of such section and replacing it with the following:

               "If the Holders of Registrable Securities making such demand propose to sell their Registrable Securities in a firm commitment underwriting and the managing underwriter advises such Holders that not all Registrable Securities of such Holders can be included in such offering, then the requisite number of Registrable Securities shall be excluded from registration on a pro rata basis among the Holders of the Registrable Securities requesting such registration, based upon the number of Registrable Securities requested to be registered.".


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     4. Section 6.02(b) of the Purchase Agreement is further amended to add a new sentence to the end of such section as follows:

               "Provided the Company has honored its obligations under Section 6.03, no demand registration right granted in this Section 6.02 may be exercised during any period of time beginning on the date the Company files a registration statement with the Securities and Exchange Commission covering Registrable Securities in a firm commitment underwriting and ending on the earlier to occur of (i) the date which is 120 days after such registration statement becomes effective, (ii) the date on which the Company withdraws such registration statement with the Securities and Exchange Commission, or (iii) the date which is 180 days after the date the Company files such registration statement; provided, however, the provisions of this sentence shall only be effective if and to the extent the managing underwriter so requests.".

     5. Section 6.02(c) of the Purchase Agreement is amended to read in its entirety as follows:

               "The Company is obligated to effect only three such registrations pursuant to this Section 6.02; provided, however, notwithstanding anything to the contrary contained in Section 6.02 of this Agreement, on and after the date on which demand registration rights of all signatories (the "Registration Agreement Signatories") to the Registration Agreement expire (i) pursuant to Section 2(g) of the Registration Agreement, or (ii) because the Company has filed and caused to become effective two (2) registration statements pursuant to
          Section 2 of the Registration Agreement, the Company shall be obligated, only upon the request of one or more of the signatories to the Amendment to this Agreement dated as of December 19, 1994 to effect one registration pursuant to Section 6.02(a), but only if the gross proceeds of the proposed offering will be or are reasonably expected to be $500,000 or more. In the event one or more of the signatories to the Amendment to this Agreement dated as of December 19, 1994 exercises their third registration right pursuant to this
          Section 6.02 and Registrable Securities which such signatories request to be included in such registration are excluded from such registration pursuant to Section 6.02(b), the Company shall be obligated to effect such number of additional registrations pursuant to this Section 6.02 as is required until none of the Registrable Securities such holder requests to be included in such registration are excluded pursuant to Section 6.02(b).".



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     6. Section 6.03 of the Purchase Agreement is amended by deleting the last sentence of such section and replacing it with the following:

               "Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with
          Section 10.01, the Company shall, subject to the provisions of Section 6.08, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be so registered.".

     7. Section 6.08 of the Purchase Agreement is amended by deleting the second sentence of such section and replacing it with the following:

               "If the managing underwriter determines and advises in writing that the inclusion of any or all Registerable Securities in the registration statement covered by requests for registration made under
          Section 6.03 would be detrimental to the offering of the securities being sold by the Company for its own account in such registration, then the requisite number of Registrable Securities shall be excluded from registration hereunder on a pro rata basis among the Holders of Registrable Securities requesting such registration based upon the number of Registrable Securities each Holder requests to have registered.".

     8. Section 6.12 of the Purchase Agreement is amended by deleting the first clause of such section and replacing it with the following:

               "In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a shelf registration on Form S-3 and any related qualification or compliance with respect to all or part of such Registrable Securities owned by such Holder or Holders, the Company will:".

     9. Clause (2) of Section 6.12(b) of the Purchase Agreement is amended to read in its entirety as follows:

               "If the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) where the gross proceeds of the proposed offering will be or are reasonably expected to be less than $500,000;".



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     10. The Purchasers consent to the Company (i) offering and selling up to
228,750 units of investment ("Units"), each unit consisting of one share of the Company's Series B Convertible Preferred Stock and Warrants to purchase 12 shares of the Company's Common Stock, (ii) entering into the Registration Agreement with the purchasers of Units and certain signatories to the Purchase Agreement, and (iii) entering into the Note and Warrant Purchase Agreement and consummation of the transactions contemplated thereby.

     11. The terms and conditions of the Purchase Agreement shall remain in full force and effect, except as such terms and conditions are amended hereby.

     12. The registration rights of all Registration Agreement Signatories shall be governed by the Registration Agreement and such parties shall have no rights or obligations under the Purchase Agreement. The registration rights of all Purchasers shall be governed by the Purchase Agreement, as amended hereby, and such parties shall have no rights or obligations under the Registration Agreement. Notwithstanding the foregoing sentence, the parties acknowledge and agree that (i) the exercise by Registration Agreement Signatories of certain rights under the Registration Agreement will cause the triggering of certain rights of the Purchasers under the Purchase Agreement, as amended hereby, and
(ii) the exercise of certain rights by the Purchasers under the Purchase Agreement, as amended hereby, will cause the triggering of certain rights of Registration Agreement Signatories under the Registration Agreement.

     13. The shares of Common Stock issuable upon conversion or exercise of the securities issued by the Company to the Registration Agreement Signatories (collectively, the "Investment Securities"), shall be included in the term "Registrable Securities" as defined in the Purchase Agreement; provided, however, on and after the date on which demand registration rights of Registration Agreement Signatories expire (i) pursuant to Section 2(g) of the Registration Agreement, or (ii) because the Company has filed and caused to become effective two (2) registration statements pursuant to Section 2 of the Registration Agreement, the Investment Securities shall not be included in the term "Registrable Securities" as defined in the Purchase Agreement. The shares of Common Stock issuable upon conversion or exercise of securities issued by the Company to the Purchasers pursuant to the Purchase Agreement shall be included in the term "Eligible Securities" as defined in the Registration Agreement in the manner set forth in Section 2(c) thereof.


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     IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Amendment to the Purchase Agreement, as of December 19, 1994.

                              NATIONAL MEDIA CORPORATION


                              By: /s/ Brian McAdams
                                  -------------------------------------


                              /s/ Morris R. Garfinkle
                                  -------------------------------------
                                  Morris R. Garfinkle



                             /s/ Robert H. Morse
                                  -------------------------------------
                                 Robert H. Morse



                             /s/ Martin Jacobs
                                  -------------------------------------
                                 Martin Jacobs




                             /s/ Marc C. Ginsberg
                                  -------------------------------------
                                 Marc C. Ginsberg



                             /s/ David Naftaly
                                  -------------------------------------
                                 David Naftaly



                             /s/ Steven H. Oram, Trustee
                                  -------------------------------------
                             Steven H. Oram, Chartered Cash or
                               Deferred Arrangement Profit Trust